UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2023

WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

Workday, Inc. (“Workday”) held its Annual Meeting of Stockholders on June 22, 2023 (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on four proposals, each of which is described in more detail in Workday’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2023. Present at the Annual Meeting in person or by proxy were holders representing 241,864,042 shares of Common Stock, representing 731,194,242 votes and approximately 97.22% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.To elect to our Board of Directors the following four nominees to serve as Class II directors until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal: Christa Davies, Wayne A.I. Frederick, M.D., Mark J. Hawkins, and George J. Still, Jr.;
2.To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.To approve, on an advisory basis, the compensation paid to Workday’s named executive officers; and
4.To consider and vote upon a stockholder proposal regarding amendment of our Bylaws.

The nominees for director proposed by Workday were elected to serve until Workday’s 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christa Davies	659,873,809	51,142,923	490,428	19,687,082
Wayne A.I. Frederick, M.D.	708,790,214	2,246,010	470,936	19,687,082
Mark J. Hawkins	701,935,641	9,098,993	472,526	19,687,082
George J. Still, Jr.	625,116,610	85,900,930	489,620	19,687,082

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
729,255,307	1,511,521	427,414	–

Stockholders approved, on an advisory basis, the compensation paid to Workday’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
587,080,247	119,124,788	5,302,125	19,687,082

Stockholders did not approve the stockholder proposal regarding amendment of our Bylaws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,261,771	679,595,169	650,220	19,687,082

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 26, 2023

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary